SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 9, 2006

Commission file number: 000-26393

Jupitermedia Corporation
(Exact name of Registrant as specified in its charter)

Delaware	06-1542480

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

23 Old Kings Highway South
Darien, Connecticut	06820

(Address of principal executive offices)	(Zip Code)

(203) 662-2800
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On March 9, 2006, Jupitermedia Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

Date: March 13, 2006	By:	/s/ Christopher S. Cardell
Christopher S. Cardell
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 9, 2006, of Jupitermedia Corporation